                                                                 Exhibit 10.83.4

MERRILL LYNCH

DATE:        DECEMBER 8, 2004
AMENDED:     JANUARY 13, 2005
AMENDED:     FEBRUARY 4, 2005
AMENDED:     FEBRUARY 15, 2005

TO:          FORTRESS NBA ACQUISITION, LLC ("Counterparty")
ATTENTION:   Akhil Sharma
TEL:         212 479 5280
FAX:         212 798 6133

FROM:        MERRILL LYNCH CAPITAL SERVICES, INC. ("MLCS")
CONTACT:     Hui Sun Kwei
EMAIL:       hkwei@exchange.ml.com
TEL:         212-449-8253
FAX:         917-778-0836

RE:          SWAP TRANSACTION

ML REF:      04DL16732, 1937694

THIS COMMUNICATION SUPERCEDES AND REPLACES ALL PRIOR COMMUNICATION BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTION DESCRIBED BELOW.

Dear Sir or Madam:

     The purpose of this communication is to confirm the terms and conditions of the transaction entered into between us on the Trade Data specified below (the "Transaction"). This communication constitutes a "Confirmation" as referred to in the Agreement specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the teens of this Confirmation shall govern.

     This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the farm of the ISDA Master Agreement (Multicurrency-Cross Border) (the "Master Form"), with such modifications as you and we will in good faith agree (the "Agreement"). Upon the execution by you and us of the Agreement, this Confirmation will supplement, form a part of, and be subject to the Agreement. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver the Agreement, this Confirmation, together with all other documents referring to the Master Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, an agreement in the form of the Master Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and US Dollars as the


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
MERRILL LYNCH

Termination Currency) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

The terms of the particular Transaction to which the Confirmation relates are as follows:

Notional Amount:                 USD 12,000,000,00, subject to amortization as
                                 set forth in Schedule A attached hereto

Trade Date:                      December 3, 2004

Effective Date:                  January 22, 2005

Termination Date:                January 22, 2008

Fixed Amounts:

Fixed Rate Payer:                Counterparty

Fixed Rate Payer Payment Date:   The 22nd day of each month in each year,
                                 commencing on February 22, 2005 and ending on
                                 the Termination Date, inclusive, subject to
                                 adjustment in accordance with the Modified
                                 Following Business Day Convention.

Fixed Rate:                      3.615000% per annum

Fixed Rate Payer Day Count       30/360
Fraction:

No Adjustment of Period End      Inapplicable
Dates:

Floating Amounts:

Floating Rate Payer:             MLCS

Floating Rate Payer Payment      The 22nd day of each month in each year,
Date:                            commencing on February 22, 2005 and ending on
                                 the Termination Date, inclusive, subject to
                                 adjustment in accordance with the Modified
                                 Following Business Day Convention.

Floating Rate Option:            USD-LIBOR-BBA

Designated Maturity:             One Month

Spread:                          Inapplicable

Floating Rate Payer Day Count    Actual/360
Fraction:

No Adjustment of                 Inapplicable


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
MERRILL LYNCH

Period End Dates:

Reset Dates:                     The first day of each Floating Rate Payer
                                 Calculation Period

Rate Cut-Off Dates:              Inapplicable

Averaging:                       Inapplicable

Compounding:                     Inapplicable

Business Days:                   New York and London

Calculation Agent:               MLCS, unless otherwise specified in the
                                 Agreement

Collateral:                      (a) Until the execution of a Credit Support
                                 Annex between the parties, this Confirmation
                                 shall constitute a pledge agreement (and a
                                 Credit Support Document under the Agreement)
                                 securing the payment and performance of
                                 Counterparty's obligations to MLCS under this
                                 and any other Transaction between the parties.
                                 Promptly after the execution hereof, MLCS and
                                 Counterparty agree to execute a Credit Support
                                 Annex in form and substance reasonably
                                 satisfactory to the parties. WITH THE EXCEPTION
                                 OF THE "INDEPENDENT AMOUNT" LANGUAGE, Upon
                                 execution, the Credit Support Annex shall
                                 supersede and replace the pledge agreement and
                                 all provisions of "Collateral" created hereby.

                                 (b) If at any time a Required Amount and/or an Independent Amount (both as defined below) exists, Counterparty, as security for its obligations to MLCS, shall, promptly upon demand by MLCS, pledge, transfer and deliver to MLCS, and grant MLCS a first priority continuing security interest in and right of set-off against, Eligible Collateral (as defined below) having a minimum market value equal to the Required Amount and/or Independent
                                 Amount, as applicable.

                                 (c) Upon any default by Counterparty in the performance of its obligations to MLCS hereunder or under any other Transaction with MLCS, MLCS shall have all rights of a secured creditor under the New York Uniform Commercial
                                 Code.

                                 (d) The tern "Eligible Collateral" means U.S.
                                 denominated cash, U.S. Treasury Securities and any other form of collateral agreed to between the parties.

                                 The term "Required Amount" means the amount by which the value of any positive "Net Market
                                 Quotation" (as defined below) exceeds USD 0.00.
                                 A positive Net Market Quotation shall mean that MLCS is exposed to Counterparty and a negative
                                 Net Market Quotation shall mean that
                                 Counterparty is exposed to MLCS.

                                 The term "Net Market Quotation" means an amount equal to the sum of all Market Quotations (both positive and negative) for all Transactions between the parties assuming all such Transactions were being terminated as of the relevant date of valuation; provided, however, that

MERRILL LYNCH

                                 Market Quotation will be determined by MLCS using its mid-market estimates of the amounts that would be paid for Replacement Transactions
                                 (as such term is defined in the definition of "Market Quotation").

                                 The term "Independent Amount" means, if at any time if the net book value of Party B falls below USD 50,000,000 at any time during the period 12 months prior to the date of any such determination, an amount equal to (a) (i) if such date of determination occurs during the first 12 months of the Transaction, up to 30 basis points of the Notional Amount, (ii) if such date of determination occurs between months 12 and 24 of the Transaction, up to 20 basis points of the Notional Amount and (iii) if such date of determination occurs after month 24 of the Transaction,, up to 10 basis points of the Notional Amount."

                                 Please contact Collateral Management, at
                                 telephone: (212) 449-3782, facsimile: (212)
                                 738-1492, for delivery instructions for
                                 securities.

Non-Reliance:                    Each party represents to the other party that
                                 it is acting for its own account, and has made
                                 its own independent decisions to enter into
                                 this Transaction and as to whether this
                                 Transaction is appropriate or proper for it
                                 based on its own judgement and upon advice from
                                 such advisors as it has deemed necessary. It is
                                 not relying on any communication (written or
                                 oral) of the other party as investment advice
                                 or as a recommendation to enter into this
                                 Transaction, it being understood that
                                 information and explanations related to the
                                 terms and conditions of this Transaction shall
                                 not be considered investment advice or a
                                 recommendation to enter into this Transaction.
                                 No communication (written or oral) received
                                 from the other party shall be deemed to be an
                                 assurance or guarantee as to the expected
                                 results of this Transaction.

Account Details:

USD payments to MLCS:            DEUTSCHE BANK TRUST COMPANY AMERICAS, NEW YORK,
                                 NY: 021001033)
                                 FAO: MERRILL LYNCH CAPITAL SERVICES, INC., NEW
                                 YORK, NY

                                 Acct 00-811-874

USD payments to Counterparty:    Please Advise

Please confirm that the foregoing correctly sets the terms of our agreement by executing this Confirmation and returning it to us by facsimile transmission.

MERRILL LYNCH

Yours sincerely,

MERRILL LYNCH CAPITAL SERVICES, INC.


By: /s/ Angelina Lopes
    ---------------------------------
Authorized Signatory


Accepted and confirmed as of the
Trade Date written above:

FORTRESS NBA ACQUISITION, LLC


By: /s/ William Doniger
    ---------------------------------
Name: William Doniger
Title: Authorized Signatory
       ------------------------------

MERRILL LYNCH

                                   SCHEDULE A

PERIOD START DATE *   PERIOD END DATE *   NOTIONAL AMOUNT (USD)
-------------------   -----------------   ---------------------
     22-Jan-05            22-Feb-05           12,000,000.00
     22-Feb-05            22-Mar-05           11,800,000.00
     22-Mar-05            22-Apr-05           11,700,000.00
     22-Apr-05            23-May-05           11,500,000.00
     23-May-05            22-Jun-05           11,300,000.00
     22-Jun-05            22-Jul-05           11,100.000.00
     22-Jul-05            22-Aug-05           10,900,000.00
     22-Aug-05            22-Sep-05           10,800,000.00
     22-Sep-05            24-Oct-05           10,600,000.00
     24-Oct-05            22-Nov-05           10,400,000.00
     22-Nov-05            22-Dec-05           10,200,000.00
     22-Dec-05            23-Jan-06           10,000,000.00
     23-Jan-06            22-Feb-06            9,900,000.00
     22-Feb-06            22-Mar-06            9,700,000.00
     22-Mar-06            24-Apr-06            9,500,000.00
     24-Apr-06            22-May-06            9,300,000.00
     22-May-06            22-Jun-06            9,100,000.00
     22-Jun-06            24-Jul-06            8,900,000.00
     24-Jul-06            22-Aug-06            8,700,000.00
     22-Aug-06            22-Sep-06            8,600,000.00
     22-Sep-06            23-Oct-05            8,400,000.00
     23-Oct-06            22-Nov-06            8,200,000.00
     22-Nov-06            22-Dec-06            8,000,000.00
     22-Dec-06            22-Jan-07            7,800,000.00
     22-Jan-07            22-Feb-07            7,600,000.00
     22-Feb-07            22-Mar-07            7,400,000.00
     22-Mar-07            23-Apr-07            7,200,000.00
     23-Apr-07            22-May-07            7,000,000.00
     22-May-07            22-Jun-07            6,800,000.00
     22-Jun-07            23-Jul-07            6,600,000.00
     23-Jul-07            22-Aug-07            6,400,000.00
     22-Aug-07            24-Sep-07            6,200,000.00
     24-Sep-07            22-Oct-07            6,000,000.00
     22-Oct-07            23-Nov-07            5,800,000.00
     23-Nov-07            24-Dec-07            5,600,000.00
     24-Dec-07            22-Jan-08            5,400,000.00

* Such dates are subject to adjustment in accordance with the Modified Following Business Days Convention


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